SUPPLEMENT DATED DECEMBER 7, 2007
                              TO THE PROSPECTUS OF

                        TEMPLETON GLOBAL LONG-SHORT FUND
                               dated March 1, 2007

The prospectus is amended as follows:

I. The portfolio manager line-up in the "Management" section on page 15 is replaced with the following:

The Fund is managed by a dedicated professional focused on investments in developing or emerging markets.

MATTHEW R. NAGLE CFA(R)(1) PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Nagle has been a manager of the Fund since December 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2003. Prior to joining Franklin Templeton Investments, he worked as an associate sell-side analyst for Sanford C. Bernstein & Co.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.